Exhibit 99.3

                       GE CAPITAL MORTGAGE SERVICES, INC.

                             SERVICER'S CERTIFICATE

                                   APRIL 1997

                   REMIC Multi-Class Pass-Through Certificates

                                  Series 1997-2

     Pursuant to the Pooling and Servicing Agreement dated as of February 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the
"Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

     A.  Mortgage Loan Information:

         1.  Aggregate Scheduled Monthly
             Payments:
                                              Pool 1                 Pool 2
                                              ------                 ------

             (a)  Principal  .......  $      304,003.85            $273,600.73
                                      -------------------          -----------
             (b)  Interest  ........  $    2,965,572.26            $568,979.74
                                      -------------------          -----------
             (c)  Total  ...........  $    3,269,576.11            $842,580.47
                                      -------------------          -----------

         2.  Aggregate Monthly Payments Received and Monthly
             Advances made this month:

             (a)  Principal  .......  $      304,003.85            $273,600.73
                                      -------------------          -----------
             (b)  Interest  ........  $    2,877,382.19            $550,129.88
                                      -------------------          -----------
             (c)  Total  ...........  $    3,181,386.04            $823,730.61
                                      -------------------          -----------

         3.  Aggregate Principal Prepayments in part received
             and applied in the applicable
             Prepayment Period:.....  $      114,804.24             $31,662.56
                                      -------------------           ----------

         4. Aggregate Principal Prepayments in full received in the applicable Prepayment Period:

             (a)  Principal  .......  $    1,811,952.76             $     0.00
                                      -------------------           ----------
             (b)  Interest  ........  $        8,472.83             $     0.00
                                      -------------------           ----------
             (c)  Total  ...........  $    1,820,425.59             $     0.00
                                      -------------------           ----------

         5. Aggregate Insurance Proceeds (including purchases of Mortgage Loans by primary mortgage insurers) for prior month:

                                              Pool 1                 Pool 2
                                              ------                 ------

             (a)  Principal  .......  $            0.00             $     0.00
                                      -------------------           ----------
             (b)  Interest  ........  $            0.00             $     0.00
                                      -------------------           ----------
             (c)  Total  ...........  $            0.00             $     0.00
                                      -------------------           ----------

         6.  Aggregate Liquidation Proceeds
             for prior month:

             (a)  Principal  .......  $            0.00             $     0.00
                                      -------------------           ----------
             (b)  Interest  ........  $            0.00             $     0.00
                                      -------------------           ----------
             (c)  Total  ...........  $            0.00             $     0.00
                                      -------------------           ----------

         7.  Aggregate Purchase Prices for
             Defaulted and Modified Mortgage Loans:

             (a)  Principal  .......  $            0.00             $     0.00
                                      -------------------           ----------
             (b)  Interest  ........  $            0.00             $     0.00
                                      -------------------           ----------
             (c)  Total  ...........  $            0.00             $     0.00
                                      -------------------           ----------

         8. Aggregate Purchase Prices (and subsitution adjustments) for Defective Mortgage Loans:

             (a)  Principal  .......  $            0.00             $     0.00
                                      -------------------           ----------
             (b)  Interest  ........  $            0.00             $     0.00
                                      -------------------           ----------
             (c)  Total  ...........  $            0.00             $     0.00
                                      -------------------           ----------

         9.  Pool Scheduled Principal
             Balance................  $  443,156,798.18         $88,189,298.77
                                      -------------------       --------------

        10.  Available Funds: ......  $    5,116,615.87         $   855,393.17
                                      -------------------       --------------

        11.  Realized Losses for Prior Month:
                                      $            0.00         $         0.00
                                      -------------------       --------------

        12.  Aggregrate Realized Losses
             and Debt Service Reductions:

             (a) Deficient Valuations:     $       0.00             $    0.00
                                           ------------             ---------
             (b) Special Hazard Losses:    $       0.00             $    0.00
                                           ------------             ---------
             (c) Fraud Losses:             $       0.00             $    0.00
                                           ------------             ---------
             (d) Excess Bankruptcy Losses: $       0.00             $    0.00
                                           ------------             ---------
             (e) Excess Special Hazard
                  Losses:                  $       0.00             $    0.00
                                           ------------             ---------
             (f) Excess Fraud Losses:      $       0.00             $    0.00
                                           ------------             ---------
             (g) Debt Service Reductions:  $       0.00             $    0.00
                                           ------------             ---------

                                              Pool 1                 Pool 2
                                              ------                 ------
        13.  Compensating Interest Payment:$    4325.94             $  208.33
                                           ------------             ---------


        14.  Accrued Certificate Interest, unpaid Class Interest
             Shortfalls and Pay-out Rate:

     Class 1-A1...$     278,136.18     $         0.00             6.50000000%
                  ----------------     --------------             ----------
     Class 1-A2...$     369,154.15     $         0.00             6.75000000%
                  ----------------     --------------             ----------
     Class 1-A3...$      32,593.78     $         0.00             7.50000000%
                  ----------------     --------------             ----------
     Class 1-A4...$     343,347.74     $         0.00             7.00000000%
                  ----------------     --------------             ----------
     Class 1-A5...$     156,541.73     $         0.00             7.50000000%
                  ----------------     --------------             ----------
     Class 1-A6...$     116,541.19     $         0.00             7.50000000%
                  ----------------     --------------             ----------
     Class 1-A7...$     375,702.58     $         0.00             7.50000000%
                  ----------------     --------------             ----------
     Class 1-A8...$      37,157.64     $         0.00             6.93750000%
                  ----------------     --------------             ----------
     Class 1-A9...$      11,046.87     $         0.00            10.31250000%
                  ----------------     --------------            -----------
     Class 1-A10..$      55,217.85     $         0.00             7.50000000%
                  ----------------     --------------             ----------
     Class 1-A11..$     153,603.50     $         0.00             7.50000000%
                  ----------------     --------------             ----------
     Class 1-A12..$      36,793.61     $         0.00             7.50000000%
                  ----------------     --------------             ----------
     Class 1-A13..$      11,315.00     $         0.00             7.75000000%
                  ----------------     --------------             ----------
     Class 1-A14..$       1,460.00     $         0.00             6.00000000%
                  ----------------     --------------             ----------
     Class 1-A15..$      43,560.94     $         0.00             7.50000000%
                  ----------------     --------------             ----------
     Class 1-A16..$     262,323.58     $         0.00             7.50000000%
                  ----------------     --------------             ----------
     Class 1-A17..$      18,737.40     $         0.00             7.50000000%
                  ----------------     --------------             ----------
     Class 1-S....$     108,660.09     $         0.00             0.32935666%
                  ----------------     --------------             ----------
     Class 1-M....$      56,255.92     $         0.00             7.50000000%
                  ----------------     --------------             ----------
     Class 1-B1...$      28,124.83     $         0.00             7.50000000%
                  ----------------     --------------             ----------
     Class 1-B2...$      28,124.83     $         0.00             7.50000000%
                  ----------------     --------------             ----------
     Class 1-B3...$      14,065.54     $         0.00             7.50000000%
                  ----------------     --------------             ----------
     Class 1-B4...$       4,222.16     $         0.00             7.50000000%
                  ----------------     --------------             ----------
     Class 1-B5...$       9,847.60     $         0.00             7.50000000%
                  ----------------     --------------             ----------
     Class 1-R....$           0.00     $         0.00             7.50000000%
                  ----------------     --------------             ----------
     Class 1-RL...$           0.00     $         0.00             7.50000000%
                  ----------------     --------------             ----------
     Class 2-A1...$      87,268.86     $         0.00             7.00000000%
                  ----------------     --------------             ----------
     Class 2-A2...$      71,299.58     $         0.00             6.50000000%
                  ----------------     --------------             ----------
     Class 2-A3...$      69,501.25     $         0.00             6.50000000%
                  ----------------     --------------             ----------
     Class 2-A4...$      10,830.83     $         0.00             7.00000000%
                  ----------------     --------------             ----------
     Class 2-A5...$     144,267.25     $         0.00             7.00000000%
                  ----------------     --------------             ----------
     Class 2-A6...$      65,567.12     $         0.00             7.00000000%
                  ----------------     --------------             ----------
     Class 2-A7...$      52,342.09     $         0.00             7.00000000%
                  ----------------     --------------             ----------
     Class 2-S....$      34,654.59     $         0.00             0.50331156%
                  ----------------     --------------             ----------
     Class 2-M....$       5,235.75     $         0.00             7.00000000%
                  ----------------     --------------             ----------
     Class 2-B1...$       2,617.87     $         0.00             7.00000000%
                  ----------------     --------------             ----------
     Class 2-B2...$       2,617.87     $         0.00             7.00000000%
                  ----------------     --------------             ----------
     Class 2-B3...$       1,570.72     $         0.00             7.00000000%
                  ----------------     --------------             ----------
     Class 2-B4...$       1,047.15     $         0.00             7.00000000%
                  ----------------     --------------             ----------
     Class 2-B5...$       1,308.95     $         0.00             7.00000000%
                  ----------------     --------------             ----------

        15.  Principal Distribution Amount:

     Class 1-A1...$        0.00        Class 2-A1......$     269,436.97
                   -------------                       ----------------
     Class 1-A2...$        0.00        Class 2-A2......$           0.00
                  -------------                        ----------------
     Class 1-A3...$        0.00        Class.2-A3......$           0.00
                  -------------                        ----------------
     Class 1-A4...$  502,562.41        Class.2-A4......$           0.00
                  -------------                        ----------------
     Class 1-A5...$  154,434.18        Class.2-A5......$           0.00
                  -------------                        ----------------
     Class 1-A6...$  119,326.63        Class.2-A6......$           0.00
                  -------------                        ----------------
     Class 1-A7...$  273,760.82        Class 2-A7......$      27,739.96
                  -------------                        ----------------
     Class 1-A8...$  349,358.56        Class 2-PO......$         455.66
                  -------------                        ----------------
     Class 1-A9...$   69,871.71        Class 2-M.......$       2,774.80
                  -------------                        ----------------
     Class 1-A10..$  230,442.52        Class 2-B1......$       1,387.40
                  -------------                        ----------------
     Class 1-A11..$  188,328.71        Class 2-B2......$       1,387.40
                  -------------                        ----------------
     Class 1-A12..$        0.00        Class 2-B3......$         832.44
                  -------------                        ----------------
     Class 1-A13..$        0.00        Class 2-B4......$         554.96
                  -------------                        ----------------
     Class 1-A14..$        0.00        Class 2-B5......$         693.70
                  -------------                        ----------------
     Class 1-A15..$  628,627.41
                  -------------
     Class 1-A16..$   28,640.98
                  -------------
     Class 1-A17..$    2,045.78
                  -------------
     Class 1-PO...$.   1,326.18
                  -------------
     Class 1-M....$    6,142.06
                  -------------
     Class 1-B1...$    3,070.69
                  -------------
     Class 1-B2...$    3,070.69
                  -------------
     Class 1-B3...$.   1,535.69
                  -------------
     Class 1-B4...$      460.98
                  -------------
     Class 1-B5...$    1,075.16
                  -------------
     Class 1-R....$        0.00
                  -------------
     Class 1-RL...$        0.00
                  -------------

        16.  Additional Distributions to the Class R Certificate
             pursuant to Section 4.01 (c):.......................$           0
                                                                 -------------

        17.  Additional Distributions to the Class RL Certificate
             pursuant to Section 2.05 (d):.......................$           0
                                                                 -------------
        18.  Certificate Interest Rate of:
             Class 1-A8..........................................   6.93750000%
                                                                    ----------
             Class 1-A9..........................................  10.31250000%
                                                                   -----------
             Class 1-S...........................................   0.32935666%
                                                                    ----------
             Class 2-S...........................................   0.50331156%
                                                                    ----------
     B.  Other Amounts for such
         Distribution Date:
                                              Pool 1                   Pool 2
                                              ------                   ------
         1.  Senior Percentage:  ........    94.93590000%           97.20680000%
                                             -----------            -----------

         2.  Group I Senior Percentage:..    84.81554690%           87.05264700%
                                             -----------            -----------

         3.  Group II Senior Percentage:.    10.12035310%           10.15415300%
                                             -----------            -----------

                                              Pool 1                 Pool 2
                                              ------                 ------

         4.  Senior Prepayment Percentage:  100.00000000%          100.00000000%
                                            ------------           ------------

         5.  Group I Senior Prepayment
             Percentage: ................   100.00000000%          100.00000000%
                                            ------------           ------------

         6.  Group II Senior Prepayment
             Percent: ...................     0.00000000%            0.00000000%
                                              ----------             ----------

         7.  Group I Scheduled Distribution
             Percent: ...................     0.00000000%                 N/A
                                              ----------                 -----

         8.  Group II Scheduled Distribution
             Percentage: ................     0.00000000%                 N/A
                                              ----------                 -----

         9.  Junior Percentage:  ........     5.06410000%            2.79320000%
                                              ----------             ----------

        10.  Junior Prepayment Percentage:    0.00000000%            0.00000000%
                                              ----------             ----------

        11.  Subordinate Certificate
             Writedown:  .....                $     0.00             $     0.00
                                              ----------             ----------

        12.  Prepayment Triggers satisfied:
                                              YES                    NO
                                              ---                    --

             Class 1-B1...............         X
                                              ---                    ---
             Class 1-B2...............         X
                                              ---                    ---
             Class 1-B3...............         X
                                              ---                    ---
             Class 1-B4...............         X
                                              ---                    ---
             Class 1-B5...............                                X
                                              ---                    ---

             Class 2-B1...............         X
                                              ---                    ---
             Class 2-B2...............         X
                                              ---                    ---
             Class 2-B3...............         X
                                              ---                    ---
             Class 2-B4...............         X
                                              ---                    ---
             Class 2-B5...............         X
                                              ---                    ---

     Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                             GE CAPITAL MORTGAGE SERVICES, INC.


                                             By:   /s/ Karen Pickett
                                             ----------------------------------
                                             Name:  Karen Pickett
                                             Title: Vice-President,
                                                    Investor Operations